Exhibit 10.166

               COLLATERAL ASSIGNMENT OF DEPOSIT ACCOUNT, PLEDGE
                            AND SECURITY AGREEMENT


            This COLLATERAL ASSIGNMENT OF DEPOSIT ACCOUNT, PLEDGE AND SECURITY AGREEMENT (this Agreement ) dated as of December 14, 1996 is between TRB HOLDING CORPORATION, a Delaware corporation (the Grantor ), and NISSHO IWAI EUROPE PLC, an English public liability company (the Secured Party ), SANWA BANK TRUST COMPANY OF NEW YORK (the Depositary ), and READING & BATES (U.K.) LIMITED, an English limited liability company( RB (U.K.) ).


                                   RECITALS

            WHEREAS, the Secured Party has made loans to the Grantor pursuant to the Loan Agreement dated as of even date herewith among RB (U.K.), the Grantor and the Secured Party (such Agreement, as it may be amended, restated, supplemented, extended, renewed or otherwise modified from time to time, being the Loan Agreement );

            WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Grantor shall have executed and delivered this Agreement,

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party to make the loans under the Loan Agreement, the Grantor, the Depositary and the Secured Party hereby agree as follows:

            SECTION 1.  Defined Terms and Related Matters.

            (a) The words hereof , herein and hereunder and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

            (b) Unless otherwise defined herein or in the Loan Agreement, the terms defined in Article 9 of the Uniform Commercial Code as enacted in the State of New York (the UCC ) are used herein as therein defined.

            (c) All capitalized terms used herein, unless specifically otherwise defined, shall have the respective meanings ascribed to them in the Loan Agreement.

            SECTION 2. Grant of Security Interests. Each of the Grantor and RB (U.K.) hereby pledges and assigns as collateral to the Secured Party and grants to the Secured Party a security interest in all of its right, title and interest in and to the following collateral, whether now owned or hereafter arising or acquired (the Collateral ):

            (i) that certain deposit account number 618727 in the name of SBT-TRB Holding Corp. NIEP Escrow Account maintained at the Depositary and which pursuant to Section 5(a) herein, is under the exclusive direction, dominion and control of the Secured Party (the Dollar Collateral Account ), and all certificates and instruments, if any, from time to time representing or evidencing the Dollar Collateral Account and all amounts deposited in the Dollar Collateral Account from time to time and all other deposit accounts from time to time maintained at the Depositary or at any other institution, in connection with the Loan Agreement;

            (ii)  that certain  deposit account  number   618727 in  the
      name of SBT-TRB Holding Corp. NIEP Escrow Account maintained at the Depositary and which pursuant to Section 5(a) herein, is under the exclusive direction, dominion and control of the Secured Party (the Sterling Collateral Account and together with the Dollar Collateral Account, the Collateral Accounts ), and all certificates and instruments, if any, from time to time representing or evidencing the Sterling Collateral Account and all amounts deposited in the Sterling Collateral Account from time to time and all other deposit accounts from time to time maintained at the Depositary or at any other institution, in connection with the Loan Agreement; and

            (iii) that certain deposit account number 619121 in the name of SBT-TRB-NIEP-Dry Docking Expense Account maintained at the Depositary in sterling pounds and which pursuant to Section 5(a) herein, is under the exclusive direction, dominion and control of the Secured Party (the Dry Docking Expense Account ), and all
      certificates and instruments, if any, from time to time representing or evidencing the Dry Docking Expense Account and all amounts deposited in the Dry Docking Expense Account from time to time and all other deposit accounts from time to time maintained at the Depositary or at any other institution, in connection with the Loan Agreement; and

            (iv) all notes, certificates of deposit and other instruments and amounts from time to time hereafter delivered to or otherwise possessed by the Secured Party for or on behalf of the Grantor in substitution for or in addition to any or all of the then existing Collateral; and

            (v) all interest, dividends, cash, instruments and other property, if any, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral; and

            (vi) to the extent not covered by clauses (i) through (v) above, all proceeds of any or all of the foregoing Collateral.

            SECTION 3. Security for Obligations. This Agreement secures the prompt and complete (a) payment of all obligations of the Grantor and RB (U.K.) now or hereafter existing under the Note, the Loan Agreement and the other Loan Documents, as each may be modified, amended, extended or renewed from time to time; and (b) performance and observance by the Grantor and RB (U.K.) of all covenants and conditions contained in the Loan Documents, as each may be modified, amended, extended or renewed from time to time (including, without limitation, the covenants and conditions contained herein) (all such obligations, covenants and conditions described in the foregoing clauses (a) and (b)), whether for principal, interest, fees, expenses or otherwise, being hereinafter collectively referred to as the Obligations ).

            SECTION 4. Representations and Warranties. Each of the Grantor and RB (U.K.) hereby represents and warrants to the Secured Party (for itself only) as follows:

            (a) Such Person owns the Collateral free and clear of any Liens thereon, other than the pledge, assignment and security interest hereunder.

            (b) Such Person has the legal right to pledge and assign as collateral to the Secured Party the Collateral.

            (c) This Agreement is effective to create a valid and perfected Lien on the funds on deposit in the Collateral Accounts, the Dry Docking Expense Account and the Collateral and constitutes the legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors rights generally and by general equitable principles.

            SECTION 5. Certain Covenants of Grantor. From the date of execution hereof until the Obligations and all other amounts due hereunder and under the other Loan Documents are paid in full and the Commitments and all other obligations of the Secured Party under the Loan Agreement are finally terminated:

            (a) The Grantor will maintain the Collateral Accounts and the Dry Docking Expense Account at the Depositary and the Grantor agrees that the Collateral Accounts and the Dry Docking Expense Account shall at all times be maintained with, and be within the sole dominion and control of, the Secured Party in accordance with the terms of this Agreement.

            (b) All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. Upon the occurrence and during the continuance of a Default or Event of Default, the Secured Party shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Collateral. In addition, the Secured Party shall have the right at any time upon the occurrence and during the continuance of a Default or Event of Default to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

            (c) The Grantor agrees to take all additional measures which are reasonably necessary in the opinion of the Secured Party to protect the security interests granted herein. The Grantor further agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interests granted or purported to be granted hereby and to perfect any security interests granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

            (d) The Grantor will furnish to the Secured Party and the Depositary from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

            (e) The Grantor shall pay prior to delinquency all taxes, charges, Liens and assessments against the Collateral or any part thereof.

            SECTION 6. Liens, Other Transfers and Transfer Instructions. (a) Except as set forth in this Section 6, (i) none of the Grantor, RB (U.K.) or the Depositary shall sell, assign, or otherwise dispose of any of the Collateral, or withdraw or transfer any funds from the Collateral Accounts or the Dry Docking Expense Account or create or suffer to exist any Lien upon or with respect to any of the Collateral and (ii) no amount shall be paid or released to or for the account of, or withdrawn by or for the account of, the Grantor, RB (U.K.) or any other person or entity from the Collateral Accounts or the Dry Docking Expense Account.

            (b) Prior to the occurrence of any Event of Default and delivery of a notice thereof to the Depositary, the Depositary shall transfer collected funds in the Collateral Accounts on the fifteenth (15th) day of each calendar month (unless such day is not a Business Day, in which case such funds shall be transferred on the next succeeding Business Day) (the Transfer Date ) as follows:

            (i) To the Dollar Collateral Account from the Sterling Collateral Account as set forth in the Collateral Account Instructions (as defined below) delivered to the Depositary pursuant to Section 6(d) for such month;

            (ii) To the Secured Party at its account number 15012511 at The Chase Manhattan Bank N.A., London Branch, Woolgate House, Coleman Street, London EC2P 2HD, England or such other account of which the Secured Party may notify the Depositary in writing, in an amount equal to the amount set forth in the Collateral Account Instructions delivered to the Depositary pursuant to Section 6(d) for such month that shall be paid to the Secured Party to be applied to the Obligations;

            (iii) To RB (U.K.) at its account number 00750302, account name Reading & Bates (U.K.) Limited, SWIFT number RBOS GB 2L at the Royal
      Bank of Scotland, Queens Cross Branch, 40 Albyn Place, Aberdeen, Scotland AB1 1YN, or such other account of which RB (U.K.) may notify the Depositary in writing (the RB (U.K.) Account ), in an amount equal to the amount set forth in the Collateral Account Instructions delivered to the Depositary pursuant to Section 6(d) for such month that shall be paid to reimburse RB (U.K.) for Operating Expenses for such month;

            (iv) To the Dry Docking Expense Account in an amount equal to the amount set forth in the Collateral Account Instructions delivered to the Depositary pursuant to Section 6(d) to be transferred to the Dry Docking Expense Account for such month, to hold pending disbursement pursuant to
      Section 6(b)(vii);

            (v)   Prior  to   NIC s  exercise  of  the   option  under  Option
      Agreement, to the Grantor at its account number 00-132-716, account name TRB Holding Corporation , ABA number 0210 0103 3 at Bankers Trust Company, 130 Liberty Street, One Bankers Trust Plaza, New York, NY 10006; or such other account of which the Grantor may notify the Depositary in writing, in an amount equal to the amount set forth in the Collateral Account Instructions delivered to the Depositary pursuant to
      Section 6(d) that shall be paid to the Grantor for the Working Capital for such month, provided that such amount shall be $0 if the Minimum Payment is paid under Section 6(b)(ii) hereof;

            (vi)  Subsequent  to NIC s  exercise  of the  option under  Option
      Agreement, to the partnership to be formed pursuant to the Option Agreement (the Partnership ) at its account number ____________ at ________________________________ or such other account of which the
      Partnership may notify the Depositary in writing, in an amount equal to the amount set forth in the Collateral Account Instructions delivered to the Depositary pursuant to Section 6(d) that shall be paid to the Grantor for the Working Capital for such month; and

            (vii) To RB (U.K.) at its account number 00-132-716, account name Reading & Bates (U.K.) Limited , ABA number 0210 0103 3 at Bankers
      Trust Company, 130 Liberty Street, One Bankers Trust Plaza, New York, NY 10006, or such other acocunt of which RB (U.K.) may notify the Depositary in writing; an amount equal to the Dry Docking Expenses paid by RB (U.K.) as set forth in the Collateral Account Instructions delivered to the Depositary that shall be paid to RB (U.K.) to reimburse RB (U.K.) for Dry Docking Expenses.

            (c) After the delivery of a notice to the Grantor and the Depositary stating that an Event of Default shall have occurred and be continuing, all collected funds in the Collateral Accounts and the Dry Dock Expense Account shall be paid to the Secured Party at its account number 15012511 at The Chase Manhattan Bank N.A., London Branch, Woolgate House, Coleman Street, London EC2P 2HD, England, or such other account of which the Secured Party may notify the Depositary in writing, to be applied to the Obligations in the order and amounts as the Secured Party may direct.

            (d) No later than the fourth (4th) Business Day preceding each Transfer Date of each month during which no Event of Default shall have occurred and be continuing, the Secured Party shall deliver to the Depositary, the Grantor and RB (U.K.) its signed certificate in the form of Exhibit A attached hereto (the Collateral Account Instructions ), with the blanks completed and computed in accordance with the terms of this Agreement and the Loan Documents, stating:

            (i) the amount of funds in the Sterling Collateral Account to be converted by the Depositary to U.S. Dollars and to be transferred to the Dollar Collateral Account;

            (ii) the amount of funds to be transferred by the Depositary on the Transfer Date from the Dollar Collateral Account to the Secured Party to be applied to the Obligations;

            (iii) the amount of funds to be transferred by the Depositary on the Transfer Date from the Sterling Collateral Account to RB (U.K.) to be applied to Operating Expenses;

            (iv) the amount of funds to be transferred by the Depositary on the Transfer Date from the Sterling Collateral Account to the Dry Docking Expense Account;

            (v) the amount of funds to be transferred by the Depositary on the Transfer Date from the Dollar Collateral Account to the Partnership as Working Capital in accordance with the terms of the Loan Agreement and the Partnership Agreement; and

            (vi) the amount of funds to be transferred by the Depositary on the Transfer Date from the Dollar Collateral Account to the Grantor to be applied as Working Capital in accordance with the terms of the Loan Agreement and the Partnership Agreement.

            (e) In the event that the Donan Charter is no longer in effect and no Event of Default has occurred and is continuing, the Secured Party, the Grantor and RB (U.K.) shall discuss and agree upon appropriate amendments to this Section 6 and upon written notice to the Depositary delivered by the Secured Party this Section 6 shall be amended in accordance with such agreement.

            SECTION 7. Secured Party Appointed Attorney-in-Fact. (a) Each of the Grantor and RB (U.K.) hereby irrevocably constitutes and appoints the Secured Party such Person s attorney-in-fact, effective upon and during the continuance of a Default or Event of Default, with full irrevocable power and authority in the place and stead of such Person and in the name of such Person, the Secured Party, or otherwise, from time to time in the Secured Party s discretion, for the sole purpose of carrying out the terms of this Agreement and, to the extent permitted by applicable law, to take any action and to execute any document and instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipt for moneys due or to become due under or in respect of any of the Collateral;

            (ii)  to  receive,  endorse  and   collect  any  drafts  or  other
      instruments or documents in connection with clause (i) above; and

            (iii) to file any claim or take any action or institute any proceeding which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

            SECTION 8. Secured Party May Perform. If the Grantor or RB (U.K.) fails to perform, or cause to be performed, any agreement contained herein the Secured Party may perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under Section 11(b).

            SECTION 9. The Secured Party s Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Beyond the use of reasonable care in the custody of the Collateral, the Secured Party shall not have any responsibility in respect of any of the funds on deposit with it other than to comply with the specific duties and responsibilities herein set forth. The Secured Party shall have no responsibility for the genuineness or validity of any document or other item deposited with it. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

            SECTION  10.  Remedies.   If  any  Event  of  Default  shall  have
occurred and be continuing:

            (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may without demand or notice of any kind to the Grantor or RB (U.K.) (i) draw or charge against the Collateral, including any interest which shall have accrued on the Collateral Account or which shall be payable with respect thereto, all or any part of the Obligations, and (ii) execute and deliver such drafts, withdrawals and other instruments and take all such other action as the Secured Party shall deem necessary or appropriate in order to realize upon the Collateral, and the Depositary is hereby authorized to honor drafts drawn or withdrawals made by the Secured Party against any of the Collateral.

            (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Party against, the Obligations in such order as the Secured Party elects. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whoever may be lawfully entitled to receive such surplus; provided that the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

            (c) All rights and remedies of the Secured Party herein are in addition to all other rights and remedies possessed by the Secured Party in the Loan Agreement, the Note, the other Loan Documents and any other agreement or instrument related to the Obligations.

            SECTION 11.  Indemnity, Expenses and Interest.

            (a) To the fullest extent permitted by applicable laws, each of the Grantor and RB (U.K.) agrees to indemnify the Secured Party and its officers, directors, employees, agents and attorneys in accordance with
      Section 9.04 of the Loan Agreement.

            (b) Each of the Grantor and RB (U.K.) agrees upon demand to pay to the Secured Party the amount of any and all reasonable expenses, including the fees and disbursements of its counsel and of any experts and agents, which (i) the Secured Party may incur in connection with the modification or amendment of this Agreement or (ii) the Secured Party may incur in connection with (v) the preparation, execution, delivery, filing, recording or administration of this Agreement; (w) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral; (x) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (y) the failure by the Grantor to perform or observe any of the provisions hereof.

            (c) Each of the Grantor and RB (U.K.) agrees to pay interest on any expenses or other sums due hereunder that are not paid when due at a rate per annum equal to the lesser of (i) the Maximum Rate or (ii) the Overdue Interest Rate in effect from time to time.

            (d) Grantor agrees to pay any expenses to the Depository for maintenance of the Collateral Accounts and the Dry Docking Expense Account.

            SECTION 12. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor or RB (U.K.) herefrom, shall be effective unless the same is in accordance with
Section 9.05 of the Loan Agreement.

            SECTION 13.     Notices.   All  notices and  other  communications
provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telex, telegraph, telecopy, cable or other writing and telexed, telecopied, telegraphed, cabled, delivered or sent by certified or registered mail, return receipt requested, to the intended recipient at the address specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the Grantor and the Secured Party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier (with receipt confirmed by telex or telecopier), sent by the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 14. Continuing Security Interest. This Agreement creates a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of Loans and all other amounts due under the Loan Agreement and the other Loan Documents and the Commitment and all other obligations of the Secured Party under the Loan Agreement are finally terminated; (b) be binding upon Grantor, its successors and assigns, provided that Grantor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party; and (c) inure to the benefit of and be enforceable by the Secured Party and its permitted successors, transferees and assigns under the Loan Agreement. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer any of its respective rights under this Agreement to any other Person in accordance with the terms and provisions of
Section 9.06 of the Loan Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise to the Secured Party. Upon the termination of the obligations of the Secured Party to make loans under the Loan Agreement and payment in full of the Obligations, Grantor and RB (U.K.) shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof. Upon any such termination of the security interests or release of Collateral, the Secured Party will, at the expense of Grantor, execute and deliver to Grantor and RB (U.K.) such documents as Grantor and RB (U.K.) shall reasonably request to evidence the termination of the security interests or the release of such Collateral, as the case may be. To the extent that the Secured Party receives any payment on account of the Obligations, or any proceeds of Collateral are applied on account of the Obligations, and any such payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated, required to be repaid to a trustee, receiver or any other person or entity under any debtor relief law, or recovered from the Secured Party for any other reason, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Secured Party and applied on account of the Obligations, and the security interests shall continue to secure such Obligations, and all rights of Grantor and RB (U.K.) in the Collateral shall be subject to such security interests.

            SECTION 15. Waiver of Marshalling. All rights of marshalling of assets of Grantor and RB (U.K.), including any such right with respect to the Collateral, are hereby waived by Grantor and RB (U.K.).

            SECTION 16. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

            SECTION 17. Survival of Representations and Warranties. All representations and warranties contained in this Agreement or made in writing by or on behalf of Grantor and RB (U.K.) in connection herewith, shall survive the execution and delivery of this Agreement until 365 or 366 days, as the case may be, after the date on which the commitment of the Secured Party to make the Loan under the Loan Agreement has been terminated and the Obligations have been paid in full. Any investigation by the Secured Party shall not diminish in any respect whatsoever its rights to rely on such representations and warranties.

            SECTION  18.  Duties of  the Depositary.   The  acceptance by  the
Depositary of its duties under this Agreement is subject to the following terms and conditions:

            (a) the Depositary s sole responsibility hereunder shall be (i) to hold and transfer the Collateral and the proceeds thereof as the agent of the Secured Party solely for the purpose of perfecting the assignment, pledge and security interest of this Agreement, (ii) to give the notices and provide the information called for hereunder, and (iii) to disburse the Collateral, including proceeds thereof, as provided for herein. The Depositary shall deliver an account statement of the Collateral Account to both the Grantor and RB (U.K.) and Secured Party within three Business Days after the end of each month.

            (b) the Depositary shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document furnished to it, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained, which it in good faith believes to be genuine.

            (c) the Depositary shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

            (d) the Depositary shall have no duties to the Secured Party except those which are expressly set forth herein, and it shall not be bound by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Agreement, unless in writing received by it, and, if the Depositary s duties or liabilities as set forth herein are altered, unless the Depositary shall have given its prior written consent thereto.

            (e) Each of the Grantor and RB (U.K.) agrees to indemnify and hold the Depositary harmless against any and all loss, damages, costs and expenses, including, but not limited to, reasonable attorneys fees, that may be incurred by the Depositary by reason of its compliance in good faith with the terms of this Agreement, except those arising out of the gross negligence or willful misconduct of the Depositary, it being the intention of the Grantor and RB (U.K.) to indemnify the Depositary from the consequences of its negligence.

            (f) Depositary shall exchange to United States dollars any funds which are to be paid out of the Collateral Accounts or the Dry Docking Expense Account in United States dollars, on the Transfer Date, at the four (4) Business Day forward rate in effect on the date of receipt of the Instructions by the Depositary. Grantor and Secured Party may mutually agree to amend this Agreement and replace the depository if the exchange rate is unfavorable.

            SECTION 19. Severability. The invalidity of any one or more covenants, phrases, clauses, sentences or paragraphs of this Agreement shall not affect the remaining portions of this Agreement, or any part thereof, and in case of any such invalidity, this Agreement shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs had not been inserted.

            SECTION 20. Captions. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

            SECTION 21. No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 22. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            SECTION 23. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT, INCLUDING THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS). EACH OF THE GRANTOR AND RB (U.K.) HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE GRANTOR AND RB (U.K.) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            SECTION 24. COMPLETE AGREEMENT. THIS WRITTEN AGREEMENT, THE LOAN AGREEMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

            SECTION 25. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

            IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed by its respective officer thereunto duly authorized as of the date first above written.

                                    TRB HOLDING CORPORATION

                                    By:
                                    Name:
                                    Title:

                                    Address:

                                    901 Threadneedle, Suite 200
                                    Houston, Texas 77079
                                    Attention:  T. W. Nagle, Executive Vice
                                        President, Finance and Administration
                                    Telecopy Number:  (281) 496-0285

                                    With copies to:

                                    Nissho Iwai Corporation
                                    4-5, Akasaka 2-chome
                                    Minato-ku, Tokyo 107, Japan
                                    Attention:     Manager,  Marine   Project
                                                   Section 2
                                                   Marine &  Offshore
                                                   Engineering Department

                                    Telecopy Number: 011-813-3588-4547

                                    SANWA BANK  TRUST COMPANY OF NEW  YORK, as
                                    Depositary

                                    By:
                                                Hiromasa Ogisu
                                                Vice President

                                    Address:

                                    Sanwa Bank Trust Company of New York
                                    Financial Square
                                    32 Old Slip, 21st Floor
                                    New York, New York 10005
                                    Attention:  Corporate Trust Department

                                    Telecopy Number:  (212) 361-2135


                                    READING & BATES (U.K.) LIMITED

                                    By:

                                    By:
                                    Name:
                                    Title:

                                    Address:

                                    Reading & Bates (U.K.) Limited
                                    % 901 Threadneedle, Suite 200
                                    Houston, Texas 77079
                                    Attention:  T.W.   Nagle,  Executive  Vice
                                    President - Finance and Administration

                                    Telecopy Number: (281) 496-0285

                                    With copies to:

                                    Nissho Iwai Corporation
                                    4-5, Akasaka 2-chome
                                    Minato-ku, Tokyo 107, Japan
                                    Attention:     Manager, Marine Project
                                                   Section 2
                                                   Marine & Offshore
                                                   Engineering Department

                                    Telecopy Number: 011-813-3588-4547

                                    NISSHO IWAI EUROPE PLC

                                    By:
                                          Kazunori Kimura
                                    Senior Vice President and Senior
                                      General Manager of Houston office

                                    Address:

                                    London Office
                                    Bastion House
                                    140 London Wall
                                    London EC2Y 5JT
                                    England
                                    Attention:

                                    Telecopy Number:  011-4471-588-0391

                                    With a copy to:

                                    Nissho Iwai Corporation
                                    4-5, Akasaka 2-chome
                                    Minato-ku, Tokyo 107, Japan
                                    Attention:  Manager, Marine Project
                                                Section 2
                                                Marine & Offshore
                                                Engineering Department

                                    Telecopy Number: 011-813-3588-4547

                                    With a copy to:

                                    Baker & Botts, L.L.P.
                                    One Shell Plaza
                                    Houston, Texas  77002
                                    Attention:  Stephen Krebs

                                    Telecopy Number:  (713) 229-1522



                                                                 Exhibit _____

                                     FORM
                                      OF
                        COLLATERAL ACCOUNT INSTRUCTIONS


Sanwa Bank Trust Company of New York
Financial Square
32 Old Slip, 21st Floor
New York, New York 10005

Attention: Corporate Trust Department

Dear Ladies and Gentlemen:

            Reference is made to the Collateral Assignment of Deposit Account,
Pledge and Security Agreement (the Lockbox Agreement ) dated as of December 12, 1996, between you (the Depositary ), TRB Holding Corporation (the Grantor), Nissho Iwai Europe PLC (the Secured Party ) and Reading & Bates (U.K.) Limited ( RB (U.K.) ). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Lockbox Agreement.

            The Secured Party, hereby instructs you to transfer collected funds in the Collateral Accounts on the fifteenth (15th) day of this month (unless such day is not a Business Day, in which case such funds shall be transferred on the next succeeding Business Day) as follows:

            (i) ____________ in the that certain deposit account number 618727 in the name of SBT-TRB Holding Corp. NIEP Escrow Account maintained at the Depositary (the Sterling Collateral Account ) should be converted to U.S. Dollars and be transferred to that certain deposit account number 618727 in the name of SBT-TRB Holding Corp. NIEP Escrow Account maintained at the Depositary (the Dollar Collateral Account );

            (ii) transfer _____________ from the Dollar Collateral Account to the Secured Party at its account number 15012511 at The Chase Manhattan Bank N.A., London Branch, Woolgate House, Coleman Street, London EC2P 2HD, England;

            (iii) transfer _____________ from the Sterling Collateral Account to RB (U.K.) at its account number 00750302, account name Reading & Bates (U.K.) Limited, SWIFT number RBOS GB 2L at the Royal Bank of Scotland, Queens Cross Branch, 40 Albyn Place, Aberdeen, Scotland AB1 1YN;

            (iv) transfer _____________ from the Sterling Collateral Account to that certain deposit account number 619121 in the name of
       SBT-TRB-NIEP-Dry Docking Expense Account maintained at the Depositary in sterling pounds (the Dry Docking Expense Account );

            (v)   transfer  ____________ from the Dollar Collateral Account to
      RB   FPSO  L.P.   at  its   account  number    _____________________  at
      ______________________________;

            (vi) transfer ______________ from the Dollar Collateral Account to the Grantor at its account number 00-132-716, account name TRB Holding Corporation , ABA number 0210 0103 3 at Bankers Trust Company, 130 Liberty Street, One Bankers Trust Plaza, New York, NY 10006; and

            (vii) transfer ______________ from the Dry Docking Expense Account to RB (U.K.) at its account number 00-132-716, account name Reading & Bates (U.K.) Limited , ABA number 0210 0103 at Bankers Trust Company, 130 Liberty Street, One Bankers Trust Plaza, New York, NY 10006.


                                          Very truly yours,

                                          NISSHO IWAI EUROPE PLC

                                          By:
                                          Name:
                                          Title:


cc:

TRB Holding Corporation
Executive Vice President
901 Threadneedle, Suite 200
Houston, Texas 77079
Attention: ___________________